Revenue From Contracts With Customers	12 Months Ended
Dec. 31, 2024
Revenue From Contracts With Customers
Revenue From Contracts With Customers

10. Revenue From Contracts With Customers

In August 2018, we entered into a Promotion Agreement with Sandoz under which we have the exclusive rights to conduct commercial activities to encourage the appropriate use of Treprostinil Injection for the treatment of patients with PAH in the United States. We paid Sandoz $20 million at the inception of the Promotion Agreement in consideration for these rights. In exchange for conducting these commercial activities, we are entitled to receive a share of Net Profits (as defined within the Promotion Agreement) based on specified profit levels. The share of Net Profits received is subject to adjustments from Sandoz for certain items, such as distributor chargebacks, rebates, inventory returns, inventory write-offs and other adjustments. We expect to refund certain amounts to Sandoz through a reduction of the cash received from future Net Profits generated under the Promotion Agreement. As of December 31, 2024 and 2023, a $2.0 million and $0.5 million refund liability, respectively, is offset against accounts receivable from Sandoz to expected refund amounts. Approximately 98% and 99% of revenue during the years ended December 31, 2024 and 2023, respectively, was generated from the Promotion Agreement.